DISCONTINUED OPERATIONS	12 Months Ended
Sep. 30, 2021
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

4.            DISCONTINUED OPERATIONS

On September 26, 2016, the Company entered into a Master Agreement with Beijing Shihui, under which the Buyer agreed to purchase the corn seed production and distribution assets, the office building in Beijing, China, and generally the business of commercial corn seed production and sales operated by the Company. On August 16, 2017, the Company entered into a Supplemental Agreement to the Master Agreement, pursuant to which, the aggregate purchase price was increased from RMB400,000 to RMB421,000 and certain payment arrangement provisions were amended.

The overall transaction was originally expected to be conducted in two steps. The first step was the sale of the equity held by Beijing Origin of each of the Denong, Changchun Origin and Linze Origin companies, and the second step was the sale of a company holding the assets of Zhengzhou Branch and the office building in Beijing, PRC.

On July 31, 2017, the Company completed the First Closing and sold the VIE subsidiaries. On August 31, 2017, the Company transferred the control of Zhengzhou Branch to Beijing Shihui pursuant to a Management Agreement and the net assets in Zhengzhou Branch intended to be sold at the Second Closing were considered disposed. Of the total purchase price of RMB421,000, RMB347,085 was allocated to the aforementioned disposed entities and assets and RMB73,915 was allocated to the office building in Beijing, China. As of September 30, 2017, (1) total cash consideration of RMB45,400 inclusive of the RMB10,000 deposits was received, (2) principal amount of the bank loans amounted to RMB142,000 in the VIE subsidiaries was offset against the purchase price, (3) outstanding payables of RMB121,485 by Zhengzhou Branch to Buyer was offset against the purchase price. During the year ended September 30, 2017, we recognized a loss of RMB3,282 on the sale of commercial corn seed production and sales business operated by the Company. The loss was reported in discontinued operations in the consolidated statements of operations and comprehensive income.

On September 21, 2018, the Company and certain subsidiaries of the Company entered into a Termination Agreement (“Termination Agreement”) with Beijing Shihui to terminate that certain Master Agreement, dated as of September 26, 2016, by and among the Company, Beijing Shihui, and certain subsidiaries of the Company. Pursuant to the Termination Agreement, the Company and Beijing Shihui agreed to terminate the Master Agreement and not to pursue the second closing contemplated under the Master Agreement. As a result of the Termination Agreement, the Company would not transfer certain assets, including the headquarters building of the Company located in Beijing, PRC and certain other assets, to Beijing Shihui, meanwhile, the transfer of control of Zhengzhou Branch was rewound as a result of termination of the Management Agreement on September 21, 2018.

Through September 30, 2018, the Company reported discontinued operations when the operations and cash flows of a component of the Company had been eliminated or intended to be eliminated from ongoing operations. For a component to be disposed of by sale, financial results were classified as discontinued only when held for sale criteria were met. For a component to be disposed of other than by sale, financial results were not classified as discontinued until abandonment, distribution, or exchange occurred, depending on the manner of disposal. The office building in Beijing, PRC was previously planned to be sold to Beijing Shihui. However, the Company changed the original plan and decided not to sell this part of assets. On September 21, 2018, the Company and certain subsidiaries of the Company entered into a Termination Agreement. Pursuant to this agreement, the Company will not transfer the above-mentioned office building in Beijing to Beijing Shihui.